UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

Smartbird, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40963	47-3999983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Washington Street San Francisco, CA 94111	(628) 225-4848
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Allbirds, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BIRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note:

As described in further detail below, on June 15, 2026, Allbirds, Inc. filed a Certificate of Amendment with the Secretary of State of the State of Delaware to change the name of the company to Smartbird, Inc. and to remove references to the company being a public benefit corporation. All references herein to Allbirds, Inc. or the Company, refer to Smartbird, Inc. (f/k/a Allbirds, Inc.), a Delaware corporation (the “Company”).

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on April 14, 2026, the Company entered into a Securities Purchase Agreement (as subsequently amended, the “Amended Purchase Agreement”), pursuant to which the Company agreed to issue and sell senior secured convertible notes (each a “Convertible Note”) convertible into shares of the Company’s Class A common stock. On June 15, 2026, the Company and the Investor party thereto entered into Amendment No. 1 to the Amended Purchase Agreement (the “First Amendment”) to, among other changes, increase the amount of senior secured convertible notes that the Company may issue and sell by $50.0 million, for an aggregate original principal amount of up to $100.0 million, and solely with respect to the increased amount of Convertible Notes potentially issuable, from time to time, thereunder, increase the conversion price to $4.00.

The foregoing descriptions of the First Amendment and Convertible Note are not complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of a specific date, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On June 12, 2026, the Board of Directors of the Company (the “Board”) approved the appointment of Nadia Carlsten to serve as President, Chief Executive Officer, Secretary and a director of the Company, effective June 18, 2026 (the “Effective Date”). Dr. Carlsten will serve as a Class I director and will stand for reelection at the 2028 annual meeting of stockholders.

Dr. Carlsten brings significant experience in AI and advanced computing platforms, making her a valuable addition as the Company pursues opportunities in the AI infrastructure market. Most recently, Dr. Carlsten served as the Chief Executive Officer of DCAI from August 2024 to January 2026. While there, Dr. Carlsten built and scaled AI infrastructure platforms from concept to commercial deployment, including Denmark’s sovereign AI supercomputer. From May 2022 to August 2024, Dr. Carlsten served as the Vice President of Product at SandboxAQ, a Google spin-off developing AI models and platforms. Prior to that, Dr. Carlsten held leadership positions at Amazon Web Services, including as Head of Product for the AWS Center for Quantum Computing. From 2016 to 2019, Dr. Carlsten held various roles with the U.S. Department of Homeland Security, most recently serving as Director of Commercialization. Earlier in her career, Dr. Carlsten held positions supporting the commercialization and deployment of advanced technologies across both public- and private-sector organizations. Dr. Carlsten is a member of the World Economic Forum’s Global Future Council - Next Generation Computing and serves as Senior Investment Advisor to Ground State Ventures. Dr. Carlsten holds a B.S. in Chemistry and a B.A. in Physics from the University of Virginia and a Ph.D. in Engineering from the University of California, Berkeley.

Under the terms of the offer letter with Dr. Carlsten (the “Offer Letter”), Dr. Carlsten will receive an annual base salary of $700,000 and will be eligible to receive an annual, performance-based bonus, payable in cash, with a target bonus opportunity of 100% of Dr. Carlsten’s annual base salary. Any actual annual performance bonus amount will be based on the Board’s good faith assessment of Dr. Carlsten’s and the Company’s attainment of performance goals established by the Board in its reasonable discretion.

As a material inducement to Dr. Carlsten entering into employment with the Company, the Management Compensation and Leadership Committee of the Board (the “Compensation Committee”) approved a restricted stock unit (“RSU”) award (the “Carlsten RSU Award”) that is intended to qualify as an “inducement grant” in accordance with Nasdaq Listing Rule 5635(c)(4). The Carlsten RSU Award is comprised of 1,532,379 RSUs converting into an equal number of shares of the Company’s Class A common stock. 255,397 shares underlying the Carlsten RSU Award vest as of the initial date of grant and the remaining shares underlying the Carlsten RSU Award will vest in 16 equal quarterly installments on each vesting date thereafter, subject to Dr. Carlsten’s continuous service to the Company as of each such vesting date. The Company’s vesting dates are March 1st, June 1st, September 1st, and December 1st.

Dr. Carlsten was not selected as an officer or appointed as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between the Company and Dr. Carlsten that would require disclosure under Item 404(a) of Regulation S-K.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Board Chairperson

The Board has appointed Lily Yan Hughes as the Chairperson of the Board. Ms. Hughes, who was initially appointed to the Board on October 31, 2025, was chosen for this position because, among other things, she has extensive experience, knowledge and expertise in the technology industry, as well as corporate governance, capital markets and M&A. She spent nearly 18 years at Ingram Micro, one of the world’s largest IT and mobile devices distributors. She also served on the executive team of Arrow Electronics, a Fortune 100 global provider of electronic components and enterprise computing solutions.

The Compensation Committee has approved an annual Chairperson retainer of $50,000, payable to Ms. Hughes in cash, which is in addition to the annual Board service retainer of $50,000, which is the amount that applies to all non-employee directors of the Company.

Further, the Compensation Committee has approved the grant to Ms. Hughes of an award of 125,000 RSUs (the “Hughes RSU Award”), pursuant to the Company’s 2021 Equity Incentive Plan and standard forms of award agreements thereunder. 1/12th of the shares underlying the Hughes RSU Award will vest on the three-month anniversary of the date of grant, and the remaining shares underlying the Hughes RSU Award will vest in 11 equal quarterly installments thereafter, subject to Ms. Hughes’s continuous service to the Company as of each such vesting date.

Departure of Chief Executive Officer

Joe Vernachio, the Company’s current President, Chief Executive Officer, and Secretary of the Company, has tendered his resignation as an officer and director, with his final date of service to be June 19, 2026. Mr. Vernachio informed the Company that his resignation from the Board is not a result of any disagreement with the Company on any matter relating to its operations, policies or practices. The Company thanks Mr. Vernachio for his valuable insights and contributions since joining the Company in 2021.

In connection with Mr. Vernachio’s departure, the Compensation Committee has approved the acceleration of vesting of 50,306 outstanding RSUs and 21,251 outstanding stock options held by Mr. Vernachio. In addition, the Committee approved an extension of the post-termination exercise period for outstanding stock options held by Mr. Vernachio.

Compensation for Chief Financial Officer

The Compensation Committee has approved, effective as of June 18, 2026, a revised compensation package for Ann Mitchell, the Company’s Chief Financial Officer. Ms. Mitchell will receive an annual base salary of $450,000 and will be eligible to receive an annual performance bonus with a target of 50% of Ms. Mitchell’s base salary. Any actual annual performance bonus amount will be based upon the Board’s good faith assessment of Ms. Mitchell’s and the Company’s attainment of goals established by the Board in its reasonable discretion.

The Compensation Committee also approved the grant to Ms. Mitchell of an award of 766,190 RSUs (the “Mitchell RSU Award”), pursuant to the Company’s 2021 Equity Incentive Plan and standard forms of award agreements thereunder. 1/12th of the shares underlying the Mitchell RSU Award will vest on the three-month anniversary of the date of grant, and the remaining shares underlying the Mitchell RSU Award will vest in 11 equal quarterly installments on each vesting date thereafter, subject to Ms. Mitchell’s continuous service to the Company as of each such vesting date.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment

On June 15, 2026, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Ninth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to change the name of the Company to Smartbird, Inc. and to remove references to the Company being a public benefit corporation. The Certificate of Amendment became effective upon filing on June 15, 2026. The Certificate of Amendment filing was previously approved by the Company’s stockholders at the Special Meeting held on June 3, 2026.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Bylaws

On June 12, 2026, the Board adopted amendments to the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), which became effective immediately. Among other things, the amendments:

•	change the Company name to Smartbird, Inc.;

•	remove all references to the Company being a public benefit corporation, specifically in Article VII, Section 36 and Article XV, Section 50; and

•	decrease the quorum requirement for meetings of stockholders from a majority to one-third of the voting power of the outstanding shares of stock entitled to vote in Article III, Section 8.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 17, 2026, the Company issued a press release regarding the matters described in Items 1.01 and 5.02 above, including the RSU Award granted to Dr. Carlsten. The RSU Award was not granted under the Company’s 2021 Equity Incentive Plan or any other stockholder-approved equity compensation plan and is intended to qualify as an “inducement grant” within the meaning of Nasdaq Listing Rule 5635(c)(4). A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto, is being furnished and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01 and Exhibit 99.1 attached hereto, may not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Ninth Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

10.1	Amendment No. 1 to Amended and Restated Securities Purchase Agreement, dated as of June 15, 2026, by and between the Company and the Investor party thereto

10.2	Form of Convertible Note

10.3	Offer Letter between the Company and Nadia Carlsten, dated June 12, 2026

99.1	Press Release, dated June 17, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions. Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to us. Such statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to known and unknown risks, uncertainties and other important factors, including, without limitation, the risks referred to under the section “Risk Factors” in the Company’s Annual Report on Form 10-K for the annual period ended December 31, 2025, as any such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the investor relations section of the Allbirds website at www.ir.allbirds.com. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, we have no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smartbird, Inc.

Dated: June 17, 2026

	By:	/s/ Joseph Vernachio
Joseph Vernachio
Chief Executive Officer